December 9, 2009

DREYFUS MUNICIPAL BOND FUND

Supplement to Prospectus dated January 1, 2009

The following information supersedes any contrary information contained in the section of the fund's Prospectus entitled "MANAGEMENT-Investment Adviser."

The fund is co-managed by James Welch and Daniel Marques. Mr. Welch and Mr. Marques have been primary portfolio managers of the fund since July 2007 and December 2009, respectively. Mr. Welch also is the primary portfolio manager for a number of national and state specific municipal bond funds managed by Dreyfus. Mr. Welch has been employed by Standish Mellon Asset Management Company LLC (Standish), an affiliate of Dreyfus, since April 2009, and by Dreyfus since 2001. Mr. Marques is a portfolio manager and risk analyst for Tax-Sensitive Strategies for Standish, and is responsible for portfolio management, broad municipal market research, performance attribution, and monitoring execution of Standish investment strategies. He has been employed by Standish since 2000.